UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 8, 2015

FelCor Lodging Trust Incorporated

(Exact Name of Registrant as Specified in Charter)

Maryland (State or other jurisdiction of incorporation)	001-14236 (Commission File Number)	75-2541756 (I.R.S. Employer Identification Number)

545 E. John Carpenter Frwy. Suite 1300 Irving, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On April 8, 2015, FelCor Lodging Trust Incorporated (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering of 16,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $11.25 per share. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 2,400,000 shares of the Company’s common stock at the public offering price (less the underwriting discount) solely to cover over-allotments. On April 9, 2015, the underwriters exercised the over-allotment option in full. The offering closed on April 14, 2015.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-198108), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on August 13, 2014 (the “Shelf Registration Statement”), and the related prospectus, which consists of a base prospectus, filed with the SEC on August 13, 2014, a preliminary prospectus supplement, filed with the SEC on April 6, 2015, and a prospectus supplement, filed with the SEC on April 9, 2015 (collectively, the “Prospectus”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

In connection with the stock sold pursuant to the Underwriting Agreement, the Company is filing a legal opinion of Miles & Stockbridge P.C., attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus. The Company is also filing a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., attached as Exhibit 8.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

A copy of the press release announcing the closing of the sale of the 18,400,000 shares of the Company’s common stock pursuant to the Underwriting Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company has delivered a Notice of Redemption to American Stock Transfer & Trust Company, as depositary agent, for the redemption of all outstanding shares of the Company’s 8% Series C Cumulative Redeemable Preferred Stock and related depositary shares. A copy of the press release describing such redemption is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated April 8, 2015, by and among FelCor Lodging Trust Incorporated and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Miles & Stockbridge P.C.

8.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 8.1).

99.1	Press Release Announcing Closing of Stock Offering, dated April 14, 2015.

99.2	Press Release Announcing Redemption of Series C Preferred Stock, dated April 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 14, 2015	FelCor Lodging Trust Incorporated

	By:	/s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated April 8, 2015, by and among FelCor Lodging Trust Incorporated and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Miles & Stockbridge P.C.

8.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 8.1).

99.1	Press Release Announcing Closing of Stock Offering, dated April 14, 2015.

99.2	Press Release Announcing Redemption of Series C Preferred Stock, dated April 14, 2015.